Exhibit 99.1

Electronic Arts Reports Q1 FY23 Financial Results
REDWOOD CITY, CA – August 2, 2022 – Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its first fiscal quarter ended June 30, 2022.

“EA delivered strong results in Q1 with our growing player network deeply engaged in new games and live services,” said CEO Andrew Wilson. “Our expanding EA SPORTS portfolio and owned IP franchises continue to power resilience and longevity in our business. Our teams remain focused on what they do best – making amazing experiences that inspire new generations to play, watch, create, compete and connect.”

“Our FIFA franchise and the successful launch of F1 drove our net bookings outperformance, delivering another quarter ahead of expectations,” said CFO Chris Suh. “Looking ahead, our focus on execution and disciplined investment across our broad portfolio of games and live services will fuel our long-term growth.”

Selected Operating Highlights and Metrics

•Net bookings1 for the trailing twelve months was $7.478 billion, up 22% year-over-year.
•Live services and other net bookings for the trailing twelve months were up 20% year-over-year and represent 73% of total net bookings.
•The EA player network grew to nearly 600 million active accounts at quarter end.
•FIFA Ultimate TeamTM engagement during the quarter was up nearly 40% year-over-year in weekly and daily average players.
•In Q1, FIFA Mobile delivered the highest net bookings quarter in history, with record high DAUs, up 10% from last quarter.

Selected Financial Highlights and Metrics

•Net cash (used in)/provided by operating activities was $(78) million for the quarter and $1.964 billion for the trailing twelve months.
•EA repurchased 2.5 million shares for $320 million during the quarter, bringing the total for the trailing twelve months to 9.7 million shares for $1.295 billion.
•EA paid a cash dividend of $0.19 per share during the quarter, for a total of $53 million.

Dividend

EA has declared a quarterly cash dividend of $0.19 per share of the Company’s common stock. The dividend is payable on September 21, 2022 to shareholders of record as of the close of business on August 31, 2022.

Quarterly Financial Highlights

	Three Months Ended
	June 30,
	2022	2021
(in $ millions, except per share amounts)
Full game	341	322
Live services and other	1,426	1,229
Total net revenue	1,767	1,551

Net income	311	204
Diluted earnings per share	1.11	0.71

Operating cash flow	(78)	(143)

Value of shares repurchased	320	325
Number of shares repurchased	2.5	2.3

The following GAAP-based financial data2 and tax rate of 19% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended June 30, 2022
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total net revenue	1,767	—	(468)	—
Cost of revenue	314	(30)	—	(2)
Gross profit	1,453	30	(468)	2
Total operating expenses	1,012	(39)	—	(123)
Operating income	441	69	(468)	125
Interest and other income (expense), net	(5)	—	—	—
Income before provision for income taxes	436	69	(468)	125
Number of shares used in computation:
Diluted	281

Trailing Twelve Months Financial Highlights

	Twelve Months Ended
	June 30,
	2022	2021
(in $ millions)
Full game	2,012	1,576
Live services and other	5,195	4,145
Total net revenue	7,207	5,721

Net income	896	676

Operating cash flow	1,964	1,413

Value of shares repurchased	1,295	976
Number of shares repurchased	9.7	7.2

The following GAAP-based financial data2 was used internally by company management to adjust its GAAP results in order to assess EA’s operating results. During fiscal 2022, management used a tax rate of 18% and in fiscal 2023 a tax rate of 19%.

	Twelve Months Ended June 30, 2022
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total net revenue	7,207	—	271	—
Cost of revenue	1,858	(141)	—	(7)
Gross profit	5,349	141	271	7
Total operating expenses	4,101	(182)	—	(521)
Operating income	1,248	323	271	528
Interest and other income (expense), net	(39)	—	—	—
Income before provision for income taxes	1,209	323	271	528

Operating Metric

The following is a calculation of our total net bookings1 for the periods presented:

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2022	2021	2022	2021
(in $ millions)
Total net revenue	1,767	1,551	7,207	5,721
Change in deferred net revenue (online-enabled games)	(468)	(215)	271	415
Net bookings	1,299	1,336	7,478	6,136

Business Outlook as of August 2, 2022

Fiscal Year 2023 Expectations – Ending March 31, 2023

Financial metrics:
•Net revenue is expected to be approximately $7.600 to $7.800 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately $300 million.
•Net income is expected to be approximately $793 to $815 million.
•Diluted earnings per share is expected to be approximately $2.79 to $2.87.
•Operating cash flow is expected to be approximately $1.600 to $1.650 billion.
•The Company estimates a share count of 284 million for purposes of calculating fiscal year 2023 diluted earnings per share.

Operational metric:
•Net bookings1 is expected to be approximately $7.900 to $8.100 billion.

In addition, the following outlook for GAAP-based financial data2 and updated long-term tax rate of 19% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2023
		GAAP-Based Financial Data*
	GAAP Guidance Range	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	7,600 to 7,800	—	300	—
Cost of revenue	2,020 to 2,065	(110)	—	(5)
Operating expense	4,200 to 4,315	(140)	—	(595)
Income before provision for income taxes	1,321 to 1,358	250	300	600
Net income	793 to 815
Number of shares used in computation:
Diluted shares	284
*The mid-point of the range has been used for purposes of presenting the reconciling items.

Second Quarter Fiscal Year 2023 Expectations – Ending September 30, 2022
Financial metrics:
•Net revenue is expected to be approximately $1.850 to $1.900 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately $(125) million.
•Net income is expected to be approximately $220 to $242 million.
•Diluted earnings per share is expected to be approximately $0.78 to $0.86.
•The Company estimates a share count of 281 million for purposes of calculating second quarter fiscal 2023 diluted earnings per share.

Operational metric:
•Net bookings1 is expected to be approximately $1.725 to $1.775 billion.

In addition, the following outlook for GAAP-based financial data2 and updated long-term tax rate of 19% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending September 30, 2022
		GAAP-Based Financial Data*
	GAAP Guidance Range	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	1,850 to 1,900	—	(125)	—
Cost of revenue	467 to 480	(30)	—	(2)
Operating expense	1,036 to 1,041	(40)	—	(148)
Income before provision for income taxes	338 to 373	70	(125)	150
Net income	220 to 242
Number of shares used in computation:
Diluted shares	281
*The mid-point of the range has been used for purposes of presenting the reconciling items.

Conference Call and Supporting Documents
Electronic Arts will host a conference call on August 2, 2022 at 2:00 pm PT (5:00 pm ET) to review its results for the first quarter ended June 30, 2022 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (888) 330-2446 (domestic) or (240) 789-2732 (international), using the conference code 5939891 or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation with a financial model of EA’s historical results and guidance on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until August 16, 2022 at (800) 770-2030 (domestic) or (647) 362-9199 (international) using pin code 5939891. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s expectations under the heading “Business Outlook as of August 2, 2022” and other information regarding EA's fiscal 2023 expectations contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of, and integrate, acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; economic and geopolitical conditions; changes in our tax rates or tax laws; and other factors described in Part I, Item 1A of Electronic Arts’ latest Annual Report on Form 10-K under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission.

These forward-looking statements are current as of August 2, 2022. Electronic Arts assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended June 30, 2022.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2022, EA posted GAAP net revenue of approximately $7 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS™ FIFA, Battlefield™, Apex Legends™, The Sims™, Madden NFL, Need for Speed™, Titanfall™, Plants vs. Zombies™ and F1®. More information about EA is available at www.ea.com/news.

EA SPORTS, Battlefield, Need for Speed, Apex Legends, The Sims, Titanfall and Plants vs. Zombies are trademarks of Electronic Arts Inc. STAR WARS © & TM 2015 Lucasfilm Ltd. All rights reserved. John Madden, NFL, FIFA and F1 are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	Cat Channon
Vice President, Investor Relations	Vice President, Global Communications
650-628-0255	+41 22 316 1258
cevenden@ea.com	cchannon@ea.com

1 Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games.

2 For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2022.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(in $ millions, except per share data)

	Three Months Ended June 30,

	2022	2021
Net revenue	1,767	1,551
Cost of revenue	314	315
Gross profit	1,453	1,236
Operating expenses:
Research and development	572	515
Marketing and sales	234	190
General and administrative	167	169
Amortization and impairment of intangibles	39	40
Total operating expenses	1,012	914
Operating income	441	322
Interest and other income (expense), net	(5)	(14)
Income before provision for income taxes	436	308
Provision for income taxes	125	104
Net income	311	204
Earnings per share
Basic	1.11	0.71
Diluted	1.11	0.71
Number of shares used in computation
Basic	279	286
Diluted	281	289

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance provided on May 10, 2022 for the three months ended June 30, 2022 plus a comparison to the actuals for the three months ended June 30, 2021.

	Three Months Ended June 30,
	2022 Guidance (Mid-Point)		2022 Actuals	2021 Actuals
		Variance
Net revenue
Net revenue	1,700	67	1,767	1,551
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	(475)	7	(468)	(215)
Cost of revenue
Cost of revenue	315	(1)	314	315
GAAP-based financial data
Acquisition-related expenses	(30)	—	(30)	(22)
Stock-based compensation	(2)	—	(2)	(1)
Operating expenses
Operating expenses	1,013	(1)	1,012	914
GAAP-based financial data
Acquisition-related expenses	(40)	1	(39)	(40)
Stock-based compensation	(123)	—	(123)	(124)
Income before tax
Income before tax	356	80	436	308
GAAP-based financial data
Acquisition-related expenses	70	(1)	69	62
Change in deferred net revenue (online-enabled games)[1]	(475)	7	(468)	(215)
Stock-based compensation	125	—	125	125
Tax rate used for management reporting	19%		19%	18%
Earnings per share
Basic	0.81	0.30	1.11	0.71
Diluted	0.81	0.30	1.11	0.71
Number of shares used in computation
Basic	281	(2)	279	286
Diluted	283	(2)	281	289

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily         equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	June 30, 2022	March 31, 2022[2]
ASSETS
Current assets:
Cash and cash equivalents	2,082	2,732
Short-term investments	334	330
Receivables, net	579	650
Other current assets	522	439
Total current assets	3,517	4,151
Property and equipment, net	545	550
Goodwill	5,382	5,387
Acquisition-related intangibles, net	893	962
Deferred income taxes, net	2,327	2,243
Other assets	528	507
TOTAL ASSETS	13,192	13,800

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	70	101
Accrued and other current liabilities	1,215	1,388
Deferred net revenue (online-enabled games)	1,548	2,024
Total current liabilities	2,833	3,513
Senior notes, net	1,878	1,878
Income tax obligations	438	386
Deferred income taxes, net	1	1
Other liabilities	401	397
Total liabilities	5,551	6,175

Stockholders’ equity:
Common stock	3	3
Retained earnings	7,567	7,607
Accumulated other comprehensive income	71	15
Total stockholders’ equity	7,641	7,625
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	13,192	13,800

2Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended June 30,
	2022	2021
OPERATING ACTIVITIES
Net income	311	204
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation, amortization, accretion and impairment	114	105
Stock-based compensation	125	125
Change in assets and liabilities
Receivables, net	70	12
Other assets	(15)	(74)
Accounts payable	(16)	(19)
Accrued and other liabilities	(105)	(302)
Deferred income taxes, net	(86)	28
Deferred net revenue (online-enabled games)	(476)	(222)
Net cash used in operating activities	(78)	(143)

INVESTING ACTIVITIES
Capital expenditures	(59)	(44)
Proceeds from maturities and sales of short-term investments	87	507
Purchase of short-term investments	(93)	(285)
Acquisitions, net of cash acquired	—	(1,989)
Net cash used in investing activities	(65)	(1,811)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	1	—
Cash dividends paid	(53)	(49)
Cash paid to taxing authorities for shares withheld from employees	(104)	(105)
Repurchase and retirement of common stock	(320)	(325)
Net cash used in financing activities	(476)	(479)

Effect of foreign exchange on cash and cash equivalents	(31)	11
Change in cash and cash equivalents	(650)	(2,422)
Beginning cash and cash equivalents	2,732	5,260
Ending cash and cash equivalents	2,082	2,838

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY22	FY22	FY22	FY22	FY23	Change
Net revenue
Net revenue	1,551	1,826	1,789	1,825	1,767	14%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	(215)	25	788	(74)	(468)
Gross profit
Gross profit	1,236	1,332	1,158	1,406	1,453	18%
Gross profit (as a % of net revenue)	80%	73%	65%	77%	82%
GAAP-based financial data
Acquisition-related expenses	22	22	44	45	30
Change in deferred net revenue (online-enabled games)[1]	(215)	25	788	(74)	(468)
Stock-based compensation	1	2	1	2	2
Operating income
Operating income	322	340	102	365	441	37%
Operating income (as a % of net revenue)	21%	19%	6%	20%	25%
GAAP-based financial data
Acquisition-related expenses	62	52	105	97	69
Change in deferred net revenue (online-enabled games)[1]	(215)	25	788	(74)	(468)
Stock-based compensation	125	149	129	125	125
Net income
Net income	204	294	66	225	311	52%
Net income (as a % of net revenue)	13%	16%	4%	12%	18%
GAAP-based financial data
Acquisition-related expenses	62	52	105	97	69
Change in deferred net revenue (online-enabled games)[1]	(215)	25	788	(74)	(468)
Stock-based compensation	125	149	129	125	125
Tax rate used for management reporting	18%	18%	18%	18%	19%
Diluted earnings per share	0.71	1.02	0.23	0.80	1.11	56%
Number of shares used in computation
Basic	286	285	283	281	279
Diluted	289	287	285	283	281

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY22	FY22	FY22	FY22	FY23	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	233	337	400	312	237	2%
Packaged goods	89	280	216	126	104	17%
Full game	322	617	616	438	341	6%
Live services and other	1,229	1,209	1,173	1,387	1,426	16%
Total net revenue	1,551	1,826	1,789	1,825	1,767	14%
Full game	21%	34%	34%	24%	19%
Live services and other	79%	66%	66%	76%	81%
Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	(5)	35	179	(103)	(111)
Packaged goods	(35)	44	105	(68)	(65)
Full game	(40)	79	284	(171)	(176)
Live services and other	(175)	(54)	504	97	(292)
Total change in deferred net revenue (online-enabled games) by composition[1]	(215)	25	788	(74)	(468)

Net revenue by platform
Console	972	1,198	1,138	1,092	1,042	7%
PC & Other	361	377	374	420	402	11%
Mobile	218	251	277	313	323	48%
Total net revenue	1,551	1,826	1,789	1,825	1,767	14%
GAAP-based financial data
Console	(278)	(29)	608	(86)	(405)
PC & Other	9	26	137	3	(54)
Mobile	54	28	43	9	(9)
Total change in deferred net revenue (online-enabled games) by platform[1]	(215)	25	788	(74)	(468)

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q1	Q2	Q3	Q4	Q1	YOY %
	FY22	FY22	FY22	FY22	FY23	Change
CASH FLOW DATA
Operating cash flow	(143)	64	1,534	444	(78)	45%
Operating cash flow - TTM	1,413	1,416	1,826	1,899	1,964	39%
Capital expenditures	44	43	48	53	59	34%
Capital expenditures - TTM	130	148	166	188	203	56%
Repurchase and retirement of common stock	325	325	325	325	320	(2%)
Cash dividends paid	49	48	48	48	53	8%
DEPRECIATION
Depreciation expense	40	39	41	42	44	10%
BALANCE SHEET DATA
Cash and cash equivalents	2,838	1,630	2,670	2,732	2,082
Short-term investments	881	342	346	330	334
Cash and cash equivalents, and short-term investments	3,719	1,972	3,016	3,062	2,416	(35%)
Receivables, net	557	1,031	965	650	579	4%
STOCK-BASED COMPENSATION
Cost of revenue	1	2	1	2	2
Research and development	85	101	86	84	81
Marketing and sales	12	15	14	13	13
General and administrative	27	31	28	26	29
Total stock-based compensation	125	149	129	125	125